Rule 497(d)
                                   Registration No. 33-40625
                          MUNICIPAL SECURITIES TRUST
                      INSURED MUNICIPAL SECURITIES TRUST
                           MORTGAGE SECURITIES TRUST
                            EQUITY SECURITIES TRUST
                           NEW YORK MUNICIPAL TRUST




             SUPPLEMENT TO THE PROSPECTUS, dated October 10, 1995

            Effective September 28, 1995, Reich & Tang Distributors L.P. ("Reich & Tang") has become the successor sponsor (the "Sponsor") to certain of the unit investment trusts previously sponsored by Bear, Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear, Stearns & Co. Inc., the previous sponsor.

            Reich & Tang, a Delaware limited partnership, is engaged in the brokerage business and is a member of the National Association of Securities Dealers, Inc. Reich & Tang maintains its principal business offices at 600 Fifth Avenue, New York, New York 10020. Reich & Tang Asset Management L.P. ("RTAM LP"), a registered investment adviser, is the 99% limited partner of the Sponsor. RTAM LP is 99.5% owned by New England Investment Companies, LP ("NEIC LP") and Reich & Tang Asset Management, Inc., a wholly owned subsidiary of NEIC LP, owns the remaining .5% interest of RTAM LP and is its general partner. NEIC LP's general partner is New England Investment Companies, Inc. ("NEIC"), a holding company offering a broad array of investment styles across a wide range of asset categories through ten investment advisory/management affiliates and two distribution affiliates. These affiliates in the aggregate are investment advisers or managers to over 57 registered investment companies.

C/M  01472.0018 307355.1